ARROW ELECTRONICS, INC. 9201 E. DRY CREEK ROAD CENTENNIAL, CO 80112 303-824-4000	NEWS
Exhibit 99.1
Arrow Electronics Reports Fourth-Quarter and Full-Year 2022 Results
-- Fourth-Quarter Earnings Per Share of $5.66; Non-GAAP Earnings Per Share of $5.69 --
-- Announces Additional $1 Billion Share Repurchase Authorization --
CENTENNIAL, Colo.--(BUSINESS WIRE)-Feb. 2, 2023-Arrow Electronics, Inc. (NYSE:ARW) today reported fourth-quarter 2022 sales of $9.32 billion, an increase of 3 percent year over year, and an increase of 8 percent year over year on a constant currency basis1. Fourth-quarter 2022 net income was $349 million, or $5.66 per share on a diluted basis, compared with net income of $371 million, or $5.26 per share on a diluted basis, in the fourth quarter of 2021. Non-GAAP net income1 was $351 million, or $5.69 per share on a diluted basis, in the fourth quarter of 2022, compared with non-GAAP net income of $379 million, or $5.37 per share on a diluted basis, in the fourth quarter of 2021. In the fourth quarter of 2022, changes in foreign currencies had negative impacts on growth of approximately $357 million on sales and $0.19 on earnings per share on a diluted basis compared to the fourth quarter of 2021.
“I am pleased to report that this was another great quarter. Both our global components and global enterprise computing solutions businesses performed well in market conditions that remain challenging,” said Sean Kerins, Arrow's president and chief executive officer. “Our dedicated team helped us deliver strong quarterly sales, gross profit, operating income, and earnings per share.”
Global components fourth-quarter sales of $6.83 billion reflected an increase of 2 percent year over year, and an increase of 6 percent year over year on a constant currency basis. Americas components fourth-quarter sales increased 9 percent year over year. Europe components fourth-quarter sales increased 23 percent year over year, and increased 38 percent year over year on a constant currency basis. Asia-Pacific components fourth-quarter sales decreased 14 percent year over year. Global components fourth-quarter operating income was $443 million and fourth-quarter non-GAAP operating income was $449 million.
“Demand for electronic components and associated design, engineering and supply chain services generally remained healthy in the Americas and Europe regions, but we experienced softer demand in Asia, particularly in China. We are proud to service a variety of industries and provide products from a diverse group of suppliers to a diverse group of customers around the world,” said Mr. Kerins.
Global enterprise computing solutions (“ECS”) fourth-quarter sales of $2.50 billion reflected an increase of 7 percent year over year, and an increase of 12 percent year over year on a constant currency basis. Europe enterprise computing solutions fourth-quarter sales increased 11 percent year over year, and increased 24 percent year over year on a constant currency basis. Americas enterprise computing fourth-quarter sales increased 4 percent year over year. Global enterprise computing solutions fourth-quarter operating income was $155 million. Fourth-quarter non-GAAP operating income was $156 million.
“Hardware supply constraints are easing, and demand remained strong for most of our key technology categories. We continue to see strength in cloud, IT-as-a-Service and enterprise software adoption, and we were pleased with the results of the business,” said Mr. Kerins.

“Enhancing shareholder value remains a top priority," said Raj Agrawal, senior vice president and chief financial officer. “Our strong financial returns and the effective management of our balance sheet have enabled us to deliver on our commitment to return cash to shareholders by repurchasing $300 million of shares during the fourth quarter. We are also pleased to announce that our Board of Directors has approved an additional $1 billion to our repurchase authorization2. Returning cash to shareholders through our stock repurchase plan remains one of our priorities, and this new authorization reflects that commitment."
FULL-YEAR RESULTS
Full-year 2022 sales of $37.12 billion increased 8 percent year over year, and increased 11 percent year over year on a constant currency basis. Net income for 2022 was $1.43 billion, or $21.80 per share on a diluted basis, compared with net income of $1.11 billion, or $15.10 per share on a diluted basis, for 2021. Non-GAAP net income was $1.47 billion, or $22.38 per share on a diluted basis, in 2022 compared with non-GAAP net income of $1.14 billion, or $15.50 per share on a diluted basis, for 2021. In 2022, changes in foreign currencies had negative impacts on growth of approximately $1.18 billion on sales, and $0.53 on earnings per share on a diluted basis compared to 2021.

“In 2022, we delivered the best financial results in the history of the company. Throughout the year, we continued to make investments to support our customer needs, and we continued to grow and generate strong shareholder returns in the process,” said Mr. Kerins. “We continue to have confidence in the business and Arrow’s long-term growth potential.”

1 A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the reconciliation tables included herein.
2 See additional information related to the company's share repurchase program located at page 3 of this press release.

1

FIRST-QUARTER 2023 OUTLOOK
•Consolidated sales of $8.33 billion to $8.93 billion, with global components sales of $6.55 billion to $6.85 billion, and global enterprise computing solutions sales of $1.78 billion to $2.08 billion
•Net income per share on a diluted basis of $4.24 to $4.44, and non-GAAP net income per share on a diluted basis of $4.40 to $4.60
•Average tax rate of approximately 23.5 percent compared to the long-term range of 23 to 25 percent
•Average diluted shares outstanding of 59.5 million
•Interest expense of approximately $68 million
•Expecting the average USD-to-Euro exchange rate to be $1.07 to €1 compared to $1.12 to €1 in the first quarter of 2022
•Changes in foreign currencies to decrease sales by approximately $182 million, and earnings per share on a diluted basis by $0.13 compared to the first quarter of 2022
•Changes in foreign currencies to increase quarter-over-quarter growth in sales by $175 million and earnings per share on a diluted basis by $0.11 compared to the fourth quarter of 2022
•On a constant currency basis, our first quarter guidance implies a sequential growth rate range of down 6 percent to up 2 percent for global components and down 18 percent to 30 percent for global enterprise computing solutions, when compared to the fourth quarter of 2022

First-Quarter 2023 GAAP to non-GAAP Outlook Reconciliation
NON-GAAP SALES RECONCILIATION
	Quarter Ended			Quarter Ended
(in billions)	April 1, 2023	April 2, 2022	% Change	April 1, 2023	December 31, 2022	% Change

Global components sales, GAAP	$6.55 - 6.85	$7.20	(9)% - (5)%	$6.55 - 6.85	$6.83	(4%) - 0%
Impact of changes in foreign currencies	—	(0.13)		—	0.13
Global components sales, constant currency	$6.55 - 6.85	$7.07	(7)% - (3)%	$6.55 - 6.85	$6.96	(6%) - 2%

Global ECS sales, GAAP	$1.78 - 2.08	$1.88	(5%) - 11%	$1.78 - 2.08	$2.50	(29)% - (17)%
Impact of changes in foreign currencies	—	(0.05)		—	0.05
Global ECS sales, constant currency	$1.78 - 2.08	$1.83	(3%) - 14%	$1.78 - 2.08	$2.55	(30)% - (18)%

NON-GAAP EARNINGS RECONCILIATION
	Reported GAAP measure	Intangible amortization expense	Restructuring & integration charges	Non-GAAP measure
Net income per diluted share	$4.24 to $4.44	$0.10	$0.06	$4.40 to $4.60

Please refer to the CFO commentary, which can be found at investor.arrow.com, as a supplement to the company’s earnings release. The company uses its website as a tool to disclose important information about the company and comply with its disclosure obligations under Regulation Fair Disclosure.
Arrow Electronics guides innovation forward for over 210,000 leading technology manufacturers and service providers. With 2022 sales of $37 billion, Arrow develops technology solutions that improve business and daily life. Learn more at fiveyearsout.com.

2

Information Relating to Forward-Looking Statements
This press release includes “forward-looking” statements, as the term is defined under the federal securities laws, including but not limited to statements regarding: Arrow’s future financial performance, including its outlook on financial results for the first quarter of fiscal 2023, such as sales, net income per diluted share, non-GAAP net income per diluted share, average tax rate, average diluted shares outstanding, interest expense, average USD-to-Euro exchange rate, impact to sales due to changes in foreign currencies, intangible amortization expense per diluted share, restructuring and integration charges per diluted share, and expectations regarding customer and market demand and trends, supply chain constraints, business strategy, and shareholder returns. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: unfavorable economic conditions; disruptions or inefficiencies in the supply chain, including any potential adverse effects of the ongoing global COVID-19 pandemic; political instability; impacts of military conflict, including the conflict in Ukraine; industry conditions; changes in product supply, pricing and customer demand; competition; other vagaries in the global components and the global enterprise computing solutions markets; deteriorating economic conditions, including economic recession, inflation, tax rates, foreign currency exchange rates, or the availability of capital; the effects of natural or man-made catastrophic events; changes in relationships with key suppliers; increased profit margin pressure; changes in legal and regulatory matters; non-compliance with certain regulations, such as export, antitrust, and anti-corruption laws; foreign tax and other loss contingencies; and the company's ability to generate cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.
Certain Non-GAAP Financial Information
In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information. The company provides non-GAAP sales, gross profit, operating income, income before income taxes, provision for income taxes, consolidated net income, noncontrolling interests, net income attributable to shareholders, effective tax rate and net income per share on a diluted basis, which are non-GAAP measures adjusted for the impact of changes in foreign currencies (referred to as "changes in foreign currencies" or "on a constant currency basis") by re-translating prior-period results at current-period foreign exchange rates, identifiable intangible asset amortization, restructuring, integration, and other charges, pension settlement loss and net gains and losses on investments. Management believes that providing this additional information is useful to the reader to better assess and understand the company’s operating performance and future prospects in the same manner as management, especially when comparing results with previous periods. Management typically monitors the business as adjusted for these items, in addition to GAAP results, to understand and compare operating results across accounting periods, for internal budgeting purposes, for short- and long-term operating plans, and to evaluate the company's financial performance. However, analysis of results on a non-GAAP basis should be used as a complement to, in conjunction with, and not as a substitute for, data presented in accordance with GAAP.
Share Repurchase Program
The expansion of our share repurchase program occurred on January 31, 2023 and will permit the company to continue repurchasing shares of its common stock as market and business conditions warrant through open market purchases, privately negotiated transactions or otherwise in accordance with applicable federal securities laws, including through Rule 10b5-1 trading plans and under Rule 10b-18 of the Securities and Exchange Act of 1934, as amended. Repurchases may continue from time to time, as conditions permit, until the number of shares authorized to be repurchased have been acquired, or until the authorization to repurchase is terminated, whichever occurs first, and the company has no obligation to repurchase any amount under the program.

3

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)

	Quarter Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(Unaudited)	(Unaudited)
Sales	$9,323,023	$9,016,077	$37,124,422	$34,477,018
Cost of sales	8,117,028	7,819,699	32,287,797	30,274,653
Gross profit	1,205,995	1,196,378	4,836,625	4,202,365
Operating expenses:
Selling, general, and administrative expenses	635,090	632,496	2,567,008	2,435,030
Depreciation and amortization	45,595	48,196	187,382	195,120
Restructuring, integration, and other charges	2,714	3,754	13,741	15,393
	683,399	684,446	2,768,131	2,645,543
Operating income	522,596	511,932	2,068,494	1,556,822
Equity in earnings of affiliated companies	2,938	1,323	7,664	3,508
Gain (loss) on investments, net	8,356	2,046	(2,857)	12,951
Employee benefit plan expense, net	(889)	(1,256)	(3,503)	(5,180)
Interest and other financing expense, net	(62,221)	(34,719)	(185,648)	(131,727)
Income before income taxes	470,780	479,326	1,884,150	1,436,374
Provision for income taxes	116,719	107,838	448,992	325,906
Consolidated net income	354,061	371,488	1,435,158	1,110,468
Noncontrolling interests	4,659	280	8,274	2,271
Net income attributable to shareholders	$349,402	$371,208	$1,426,884	$1,108,197

Net income per share:
Basic	$5.71	$5.34	$22.01	$15.29
Diluted	$5.66	$5.26	$21.80	$15.10

Weighted-average shares outstanding:
Basic	61,175	69,556	64,838	72,472
Diluted	61,739	70,550	65,453	73,385

4

ARROW ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands except par value)

	December 31, 2022	December 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$176,915	$222,194
Accounts receivable, net	12,322,717	11,123,946
Inventories	5,319,369	4,201,965
Other current assets	521,339	345,218
Total current assets	18,340,340	15,893,323
Property, plant, and equipment, at cost:
Land	5,691	5,736
Buildings and improvements	184,211	186,097
Machinery and equipment	1,583,661	1,523,919
	1,773,563	1,715,752
Less: Accumulated depreciation and amortization	(1,177,107)	(1,032,941)
Property, plant, and equipment, net	596,456	682,811
Investments in affiliated companies	65,112	63,695
Intangible assets, net	159,137	195,029
Goodwill	2,027,626	2,080,371
Other assets	574,511	620,311
Total assets	$21,763,182	$19,535,540
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$10,460,419	$9,617,084
Accrued expenses	1,339,302	1,326,386
Short-term borrowings, including current portion of long-term debt	589,883	382,619
Total current liabilities	12,389,604	11,326,089
Long-term debt	3,182,964	2,244,443
Other liabilities	579,261	624,162
Equity:
Shareholders' equity:
Common stock, par value $1:
Authorized – 160,000 shares in both 2022 and 2021
Issued – 125,424 shares in both 2022 and 2021	125,424	125,424
Capital in excess of par value	1,208,708	1,189,845
Treasury stock (66,175 and 57,358 shares in 2022 and 2021, respectively), at cost	(4,637,345)	(3,629,265)
Retained earnings	9,214,832	7,787,948
Accumulated other comprehensive loss	(365,262)	(191,657)
Total shareholders' equity	5,546,357	5,282,295
Noncontrolling interests	64,996	58,551
Total equity	5,611,353	5,340,846
Total liabilities and equity	$21,763,182	$19,535,540

5

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Quarter Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Consolidated net income	$354,061	$371,488
Adjustments to reconcile consolidated net income to net cash provided by operations:
Depreciation and amortization	45,595	48,196
Amortization of stock-based compensation	7,921	6,511
Equity in earnings of affiliated companies	(2,938)	(1,323)
Deferred income taxes	(14,518)	15,395
Gain on investments, net	(8,356)	(2,013)
Other	939	757
Change in assets and liabilities:
Accounts receivable, net	(801,426)	(1,846,887)
Inventories	(154,022)	(378,839)
Accounts payable	779,217	1,630,583
Accrued expenses	(90,566)	217,358
Other assets and liabilities	(7,220)	(33,333)
Net cash provided by operating activities	108,687	27,893
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(24,056)	(20,766)
Other	320	389
Net cash used for investing activities	(23,736)	(20,377)
Cash flows from financing activities:
Change in short-term and other borrowings	(17,700)	28,924
Repayments of long-term bank borrowings, net	(5,018)	(289,922)
Net proceeds from note offerings	—	495,134
Proceeds from exercise of stock options	906	2,044
Repurchases of common stock	(324,233)	(250,000)
Settlement of forward-starting interest rate swap	—	24,896
Net cash provided by (used for) financing activities	(346,045)	11,076
Effect of exchange rate changes on cash	104,024	(12,330)
Net increase (decrease) in cash and cash equivalents	(157,070)	6,262
Cash and cash equivalents at beginning of period	333,985	215,932
Cash and cash equivalents at end of period	$176,915	$222,194

6

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Consolidated net income	$1,435,158	$1,110,468
Adjustments to reconcile consolidated net income to net cash provided by (used for) operations:
Depreciation and amortization	187,382	195,120
Amortization of stock-based compensation	42,930	36,117
Equity in (earnings) losses of affiliated companies	(7,664)	(3,508)
Deferred income taxes	(13,050)	24,749
Loss (gain) on investments, net	2,857	(12,833)
Other	3,612	8,429
Change in assets and liabilities:
Accounts receivable, net	(1,430,400)	(2,109,159)
Inventories	(1,165,785)	(960,605)
Accounts payable	945,819	1,766,912
Accrued expenses	102,193	391,941
Other assets and liabilities	(136,129)	(28,648)
Net cash provided by (used for) operating activities	(33,077)	418,983
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(78,836)	(83,051)
Proceeds from sale of property, plant, and equipment	—	22,171
Proceeds from collections of notes receivable	21,125	762
Net cash used for investing activities	(57,711)	(60,118)
Cash flows from financing activities:
Change in short-term and other borrowings	258,816	12,938
Proceeds from (repayments of) long-term bank borrowings, net	1,233,250	(687)
Redemption of notes	(350,000)	(130,860)
Net proceeds from note offering	—	495,134
Proceeds from exercise of stock options	17,340	46,982
Repurchases of common stock	(1,049,487)	(911,548)
Settlement of forward-starting interest rate swap	—	24,896
Other	(137)	(159)
Net cash provided by (used for) used for financing activities	109,782	(463,304)
Effect of exchange rate changes on cash	(64,273)	(46,982)
Net increase (decrease) in cash and cash equivalents	(45,279)	(151,421)
Cash and cash equivalents at beginning of year	222,194	373,615
Cash and cash equivalents at end of year	$176,915	$222,194

7

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)

	Quarter Ended
	December 31, 2022	December 31, 2021	% Change

Consolidated sales, as reported	$9,323,023	$9,016,077	3.4%
Impact of changes in foreign currencies	—	(356,580)
Consolidated sales, constant currency	$9,323,023	$8,659,497	7.7%

Global components sales, as reported	$6,827,029	$6,679,577	2.2%
Impact of changes in foreign currencies	—	(246,723)
Global components sales, constant currency	$6,827,029	$6,432,854	6.1%

Americas components sales, as reported	$2,326,995	$2,137,386	8.9%
Impact of changes in foreign currencies	—	(3,093)
Americas components sales, constant currency	$2,326,995	$2,134,293	9.0%

Asia components sales, as reported	$2,543,294	$2,948,594	(13.7)%
Impact of changes in foreign currencies	—	(71,987)
Asia components sales, constant currency	$2,543,294	$2,876,607	(11.6)%

Europe components sales, as reported	$1,956,740	$1,593,597	22.8%
Impact of changes in foreign currencies	—	(171,643)
Europe components sales, constant currency	$1,956,740	$1,421,954	37.6%

Global ECS sales, as reported	$2,495,994	$2,336,500	6.8%
Impact of changes in foreign currencies	—	(109,857)
Global ECS sales, constant currency	$2,495,994	$2,226,643	12.1%

Americas ECS sales, as reported	$1,404,224	$1,356,598	3.5%
Impact of changes in foreign currencies	—	(10,277)
Americas ECS sales, constant currency	$1,404,224	$1,346,321	4.3%

Europe ECS sales, as reported	$1,091,770	$979,902	11.4%
Impact of changes in foreign currencies	—	(99,580)
Europe ECS sales, constant currency	$1,091,770	$880,322	24.0%

8

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)

	Year Ended
	December 31, 2022	December 31, 2021	% Change

Consolidated sales, as reported	$37,124,422	$34,477,018	7.7%
Impact of changes in foreign currencies	—	(1,178,364)
Consolidated sales, constant currency	$37,124,422	$33,298,654	11.5%

Global components sales, as reported	$28,788,003	$26,357,517	9.2%
Impact of changes in foreign currencies	—	(811,975)
Global components sales, constant currency	$28,788,003	$25,545,542	12.7%

Americas components sales, as reported	$9,592,547	$7,827,866	22.5%
Impact of changes in foreign currencies	—	(9,068)
Americas components sales, constant currency	$9,592,547	$7,818,798	22.7%

Asia components sales, as reported	$11,567,482	$12,280,805	(5.8)%
Impact of changes in foreign currencies	—	(141,010)
Asia components sales, constant currency	$11,567,482	$12,139,795	(4.7)%

Europe components sales, as reported	$7,627,974	$6,248,846	22.1%
Impact of changes in foreign currencies	—	(661,897)
Europe components sales, constant currency	$7,627,974	$5,586,949	36.5%

Global ECS sales, as reported	$8,336,419	$8,119,501	2.7%
Impact of changes in foreign currencies	—	(366,389)
Global ECS sales, constant currency	$8,336,419	$7,753,112	7.5%

Americas ECS sales, as reported	$4,847,027	$4,878,954	(0.7)%
Impact of changes in foreign currencies	—	(25,737)
Americas ECS sales, constant currency	$4,847,027	$4,853,217	(0.1)%

Europe ECS sales, as reported	$3,489,392	$3,240,547	7.7%
Impact of changes in foreign currencies	—	(340,652)
Europe ECS sales, constant currency	$3,489,392	$2,899,895	20.3%

9

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended December 31, 2022
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Other(1)	Non-GAAP measure
Operating income	$522,596	$8,170	$2,714	$—	$533,480
Income before income taxes	470,780	8,170	2,714	(8,356)	473,308
Provision for income taxes	116,719	2,056	472	(2,003)	117,244
Consolidated net income	354,061	6,114	2,242	(6,353)	356,064
Noncontrolling interests	4,659	127	—	—	4,786
Net income attributable to shareholders	$349,402	$5,987	$2,242	$(6,353)	$351,278
Net income per diluted share(5)	$5.66	$0.10	$0.04	$(0.10)	$5.69
Effective tax rate (3)	24.8%				24.8%

Three months ended December 31, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Other(1)	Non-GAAP measure
Operating income	$511,932	$9,086	$3,754	$—	$524,772
Income before income taxes	479,326	9,086	3,754	(2,046)	490,120
Provision for income taxes	107,838	2,337	854	(492)	110,537
Consolidated net income	371,488	6,749	2,900	(1,554)	379,583
Noncontrolling interests	280	143	—	—	423
Net income attributable to shareholders	$371,208	$6,606	$2,900	$(1,554)	$379,160
Net income per diluted share(5)	$5.26	$0.09	$0.04	$(0.02)	$5.37
Effective tax rate (3)	22.5%				22.6%

10

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Year ended December 31, 2022
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Other(1)	Non-GAAP measure
Operating income	$2,068,494	$34,692	$13,741	$—	$2,116,927
Income before income taxes	1,884,150	34,692	13,741	2,857	1,935,440
Provision for income taxes	448,992	8,848	2,931	708	461,479
Consolidated net income	1,435,158	25,844	10,810	2,149	1,473,961
Noncontrolling interests	8,274	525	—	—	8,799
Net income attributable to shareholders	$1,426,884	$25,319	$10,810	$2,149	$1,465,162
Net income per diluted share(5)	$21.80	$0.39	$0.17	$0.03	$22.38
Effective tax rate (3)	23.8%				23.8%

Year ended December 31, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges (4)	Other(2)	Non-GAAP measure
Operating income	$1,556,822	$36,930	$15,393	$—	$1,609,145
Income (loss) before income taxes	1,436,374	36,930	15,393	(12,770)	1,475,927
Provision for income taxes	325,906	9,457	3,419	(3,073)	335,709
Consolidated net income (loss)	1,110,468	27,473	11,974	(9,697)	1,140,218
Noncontrolling interests	2,271	590	—	—	2,861
Net income attributable to shareholders	$1,108,197	$26,883	$11,974	$(9,697)	$1,137,357
Net income per diluted share(5)	$15.10	$0.37	$0.16	$(0.13)	$15.50
Effective tax rate (3)	22.7%				22.7%

(1) Other includes (gain) loss on investments, net.
(2) Other includes gain on investments, net and pension settlement gain.
(3) The items as shown in this table, represent the reconciling items for the tax rate as reported by GAAP measure and as a non-GAAP measure.
(4) Restructuring & Integration charges include impairment related to various long-lived assets.
(5)The sum of components for diluted EPS, as adjusted, may not agree to totals, as presented, due to rounding.

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ARROW ELECTRONICS, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Sales:
Global components	$6,827,029	$6,679,577	$28,788,003	$26,357,517
Global ECS	2,495,994	2,336,500	8,336,419	8,119,501
Consolidated	$9,323,023	$9,016,077	$37,124,422	$34,477,018
Operating income (loss):
Global components (a)	$442,702	$430,415	$1,961,125	$1,432,187
Global ECS	154,775	154,852	408,519	390,103
Corporate (b)	(74,881)	(73,335)	(301,150)	(265,468)
Consolidated	$522,596	$511,932	$2,068,494	$1,556,822

(a)Global components operating income for year ended December 31, 2021 includes $12.5 million related to proceeds from legal settlements and $4.5 million in restructuring, integration, and other charges.
(b)Corporate operating income includes restructuring, integration, and other charges of $2.7 million and $13.7 million for the fourth quarter and year ended December 31, 2022, respectively, and $3.8 million and $10.9 million for the fourth quarter and year ended December 31, 2021, respectively.

NON-GAAP SEGMENT RECONCILIATION

	Quarter Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Global components operating income, as reported	$442,702	$430,415	$1,961,125	$1,432,187
Intangible assets amortization expense	6,702	6,942	27,005	27,915
Restructuring, integration, and other charges	—	—	—	4,482
Global components non-GAAP operating income	$449,404	$437,357	$1,988,130	$1,464,584
Global ECS operating income, as reported	$154,775	$154,852	$408,519	$390,103
Intangible assets amortization expense	1,468	2,144	7,687	9,015
Global ECS non-GAAP operating income	$156,243	$156,996	$416,206	$399,118

Contact:            Richard Seidlitz,
            Vice President, Principal Accounting Officer
            303-305-4936

Media Contact:        John Hourigan,
            Vice President, Public Affairs and Corporate Marketing
            303-824-4586

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